As filed with the Securities and Exchange       Registration No. 333-09515
Commission on May 6, 1999                       Registration No. 811-2512

--------------------------------------------------------------------------------
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM N-4

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                   POST-EFFECTIVE AMENDMENT NO. 8 TO
        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                            and Amendment to

    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

--------------------------------------------------------------------------------
 Variable Annuity Account B of Aetna Life Insurance and Annuity Company

                Aetna Life Insurance and Annuity Company

        151 Farmington Avenue, RE4A, Hartford, Connecticut 06156

   Depositor's Telephone Number, including Area Code: (860) 273-4686

                       Julie E. Rockmore, Counsel
                Aetna Life Insurance and Annuity Company
        151 Farmington Avenue, RE4A, Hartford, Connecticut 06156
                (Name and Address of Agent for Service)

--------------------------------------------------------------------------------

It is proposed that this filing will become effective:

         X      immediately upon filing pursuant to paragraph (b) of Rule 485
       ------
                on _______________________ pursuant to paragraph (b) of Rule 485
       ------

                       VARIABLE ANNUITY ACCOUNT B
                         CROSS REFERENCE SHEET


  FORM N-4
  ITEM NO.             PART A (PROSPECTUS)              LOCATION - PROSPECTUS

      1       Cover Page..........................  Cover Page

      2       Definitions.........................  Not Applicable

      3       Synopsis............................  Contract Overview; Fee Table

      4       Condensed Financial Information.....  Condensed Financial
                                                    Information; Appendix III -
                                                    Condensed Financial
                                                    Information

      5       General Description of Registrant,
              Depositor, and Portfolio Companies..  Other Topics - The Company;
                                                    Variable Annuity Account B;
                                                    Appendix II - Description of
                                                    Underlying Funds

      6       Deductions and Expenses.............  Fees

      7       General Description of Variable
              Annuity Contracts...................  Contract Overview; Other
                                                    Topics

      8       Annuity Period......................  Income Payments

      9       Death Benefit.......................  Death Benefit

     10       Purchases and Contract Value........  Purchase; Calculating
                                                    Variable Income Payments

     11       Redemptions.........................  Right to Cancel

     12       Taxes...............................  Taxation

     13       Legal Proceedings...................  Other Topics - Legal Matters
                                                    and Proceedings

     14       Table of Contents of the Statement
              of Additional Information...........  Statement of Additional
                                                    Information - Table of
                                                    Contents

                                                       LOCATION - STATEMENT OF
  FORM N-4       PART B (STATEMENT OF ADDITIONAL       ADDITIONAL INFORMATION,
  ITEM NO.                 INFORMATION)                   AS SUPPLEMENTED

     15       Cover Page..........................   Cover Page

     16       Table of Contents...................   Table of Contents

     17       General Information and History.....   General Information and
                                                     History

     18       Services............................   General Information and
                                                     History; Independent
                                                     Auditors

     19       Purchase of Securities Being Offered   Offering and Purchase of
                                                     Contracts

     20       Underwriters........................   Offering and Purchase of
                                                     Contracts

     21       Calculation of Performance Data.....   Performance Data; Average
                                                     Annual Total Return
                                                     Quotations

     22       Annuity Payments....................   Income Payments

     23       Financial Statements................   Financial Statements,
                                                     as supplemented

                    Part C (Other Information)

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

                             PARTS A AND B


The Prospectus and Statement of Additional Information are incorporated into Parts A and B, respectively, of this Post-Effective Amendment No. 8, by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 (File No. 333-09515), as filed on April 20, 1999 and declared effective on May 3, 1999.

The Statement of Additional Information is supplemented by the attached financial statements of Aetna Life Insurance and Annuity Company and subsidiary.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY

                  Index to Consolidated Financial Statements


                                                                                  Page
                                                                                  ----
Independent Auditors' Report                                                       F-2

Consolidated Financial Statements:

   Consolidated Statements of Income for the Years Ended December 31, 1998,
     1997 and 1996                                                                 F-3

   Consolidated Balance Sheets as of December 31, 1998 and 1997                    F-4

   Consolidated Statements of Changes in Shareholder's Equity For the Years
     Ended December 31, 1998, 1997 and 1996                                        F-5

   Consolidated Statements of Cash Flows for the Years Ended December 31, 1998,
     1997 and 1996                                                                 F-6

   Notes to Consolidated Financial Statements                                      F-7

                         Independent Auditors' Report



The Shareholder and Board of Directors
Aetna Life Insurance and Annuity Company:


We have audited the accompanying consolidated balance sheets of Aetna Life Insurance and Annuity Company and Subsidiary as of December 31, 1998 and 1997, and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the aforementioned consolidated financial statements present fairly, in all material respects, the financial position of Aetna Life Insurance and Annuity Company and Subsidiary at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1998, in conformity with generally accepted accounting principles.


                                                              /s/ KPMG LLP


Hartford, Connecticut
February 3, 1999

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                       Consolidated Statements of Income
                                   (millions)

                                                             Years Ended December 31,
                                                     ------------------------------------
                                                        1998         1997         1996
                                                     ----------   ----------   ----------
Revenue:
 Premiums                                             $   79.4     $   69.1     $   84.9
 Charges assessed against policyholders                  324.3        262.0        197.0
 Net investment income                                   877.6        878.8        852.6
 Net realized capital gains                               10.4         29.7         17.0
 Other income                                             29.6         38.3         43.6
                                                     ----------   ----------   ----------
  Total revenue                                        1,321.3      1,277.9      1,195.1
                                                     ----------   ----------   ----------
Benefits and expenses:
 Current and future benefits                             714.4        720.4        728.3
 Operating expenses                                      313.2        286.5        275.8
 Amortization of deferred policy acquisition costs       106.7         82.8         28.0
 Severance and facilities charges                           --           --         47.1
                                                     ----------   ----------   ----------
  Total benefits and expenses                          1,134.3      1,089.7      1,079.2
                                                     ----------   ----------   ----------
Income from continuing operations before
  income taxes                                           187.0        188.2        115.9

Income taxes                                              47.4         50.7         30.7
                                                     ----------   ----------   ----------
Income from continuing operations                        139.6        137.5         85.2
Discontinued Operations, net of tax
 Income from operations                                   61.8         67.8         55.9
 Gain on sale                                             59.0           --           --
                                                     ----------   ----------   ----------
Net income                                             $ 260.4      $ 205.3      $ 141.1
                                                     ==========   ==========   ==========

See Notes to Consolidated Financial Statements

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                          Consolidated Balance Sheets
                         (millions, except share data)

                                                                    December 31,    December 31,
                                                                        1998            1997
                                                                    ------------    ------------
                             Assets
Investments:
 Debt securities available for sale, at fair value,
  (amortized cost: $11,570.3 and $12,912.2)                          $12,067.2        $13,463.8
 Equity securities, at fair value,
  Nonredeemable preferred stock (cost: $202.6 and $131.7)                203.3            147.6
  Investment in affiliated mutual funds (cost: $96.8 and$78.1)           100.1             83.0
  Common stock (cost: $1.0 and $0.2)                                       2.0               .6
 Short-term investments                                                   47.9             95.6
 Mortgage loans                                                           12.7             12.8
 Policy loans                                                            292.2            469.6
                                                                    ------------    ------------
    Total investments                                                 12,725.4         14,273.0
Cash and cash equivalents                                                608.4            565.4
Short-term investments under securities loan agreement                   277.3               --
Accrued investment income                                                151.6            163.0
Premiums due and other receivables                                        46.7             51.9
Reinsurance recoverable                                                2,959.8             11.8
Deferred policy acquisition costs                                        864.0          1,654.6
Reinsurance loan to affiliate                                               --            397.2
Deferred tax asset                                                       120.6               --
Other assets                                                              66.6             46.8
Separate accounts assets                                              29,458.4         22,982.7
                                                                    ------------    ------------
    Total assets                                                     $47,278.8        $40,146.4
                                                                    ============    ============
                   Liabilities and Shareholder's Equity
Liabilities:
 Future policy benefits                                              $ 3,815.9        $ 3,763.7
 Unpaid claims and claim expenses                                         18.8             38.0
 Policyholders' funds left with the Company                           11,305.6         11,143.5
                                                                    ------------    ------------
    Total insurance reserve liabilities                               15,140.3         14,945.2
 Payables under securities loan agreement                                277.3               --
 Other liabilities                                                       793.2            312.8
 Income taxes:
  Current                                                                279.8             12.4
  Deferred                                                                  --             72.0
 Separate accounts liabilities                                        29,430.2         22,970.0
                                                                    ------------    ------------
    Total liabilities                                                 45,920.8         38,312.4
                                                                    ------------    ------------
Shareholder's equity:
 Common stock, par value $50 (100,000 shares authorized;
  55,000 shares issued and outstanding)                                    2.8              2.8
 Paid-in capital                                                         427.3            418.0
 Accumulated other comprehensive income                                  104.8             92.9
 Retained earnings                                                       823.1          1,320.3
                                                                    ------------    ------------
    Total shareholder's equity                                         1,358.0          1,834.0
                                                                    ------------    ------------
     Total liabilities and shareholder's equity                      $47,278.8        $40,146.4
                                                                    ============    ============

See Notes to Consolidated Financial Statements

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

           Consolidated Statements of Changes in Shareholder's Equity
                                   (millions)

                                                          Years Ended December 31,
                                                   --------------------------------------
                                                      1998          1997          1996
                                                   ----------    ----------    ----------
Shareholder's equity, beginning of year             $1,834.0      $1,609.5      $1,583.0

Comprehensive income
 Net income                                            260.4         205.3         141.1
 Other comprehensive income (loss), net of tax:
   Unrealized gains (losses) on securities
    ($18.2 million, $49.9 million and
    $(110.6) million, pretax, respectively)             11.9          32.4         (72.0)
                                                   ----------    ----------    ----------
Total comprehensive income                             272.3         237.7          69.1
                                                   ----------    ----------    ----------
Capital contributions                                    9.3            --          10.4

Other changes                                            1.4           4.1         (49.5)

Common stock dividends                                (759.0)        (17.3)         (3.5)
                                                   ----------    ----------    ----------
Shareholder's equity, end of year                   $1,358.0      $1,834.0      $1,609.5
                                                   ==========    ==========    ==========

See Notes to Consolidated Financial Statements

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                     Consolidated Statements of Cash Flows
                                   (millions)

                                                                                    Years Ended December 31,
                                                                           ---------------------------------------
                                                                             1998           1997           1996
                                                                           ---------      ---------      ---------
Cash Flows from Operating Activities:
Net income                                                                 $   260.4      $   205.3      $   141.1
Adjustments to reconcile net income to net cash provided by
 (used for) operating activities:
 Net accretion of discount on investments                                      (29.5)         (66.4)         (68.0)
 Gain on sale of discontinued operations                                       (88.3)            --             --
                                                                           ---------      ---------      ---------
  Cash flows provided by operating activities and net realized capital
   gains before changes in assets and liabilities                              142.6          138.9           73.1
 Net realized capital gains                                                    (11.1)         (36.0)         (19.7)
                                                                           ---------      ---------      ---------
  Cash flows provided by operating activities before changes in assets
   and liabilities                                                             131.5          102.9           53.4
   Changes in assets and liabilities:
    Decrease (increase) in accrued investment income                            11.4           (4.0)          16.5
    (Increase) decrease in premiums due and other receivables                  (16.3)         (33.3)           1.6
    Decrease (increase) in policy loans                                        177.4          (70.3)         (60.7)
    Increase in deferred policy acquisition costs                             (117.3)        (139.3)        (174.0)
    Decrease in reinsurance loan to affiliate                                  397.2          231.1           27.2
    Net increase in universal life account balances                            122.9          157.1          146.6
    Decrease in other insurance reserve liabilities                            (41.8)        (120.3)        (114.9)
    Net (decrease) increase in other liabilities and other assets              (50.8)         (41.7)           3.1
    Increase (decrease) in income taxes                                        100.4          (31.4)         (26.7)
    Other, net                                                                    --             --            1.1
                                                                           ---------      ---------      ---------
    Net cash provided by (used for) operating activities                       714.6           50.8         (126.8)
                                                                           ---------      ---------      ---------
Cash Flows from Investing Activities:
 Proceeds from sales of:
  Debt securities available for sale                                         6,790.2        5,311.3        5,182.2
  Equity securities                                                            150.1          103.1          190.5
  Mortgage loans                                                                 0.3            0.2            8.7
  Life business                                                                966.5             --             --
 Investment maturities and collections of:
  Debt securities available for sale                                         1,290.3        1,212.7          885.2
  Short-term investments                                                       129.9           89.3           35.0
 Cost of investment purchases in:
  Debt securities available for sale                                        (6,701.4)      (6,732.8)      (6,534.3)
  Equity securities                                                           (125.7)        (113.3)        (118.1)
  Other investments                                                         (2,725.9)            --             --
 Short-term investments                                                        (81.9)        (149.9)         (54.7)
 Other, net                                                                       --             --          (17.6)
                                                                           ---------      ---------      ---------
    Net cash used for investing activities                                    (307.6)        (279.4)        (423.1)
                                                                           ---------      ---------      ---------
Cash Flows from Financing Activities:
 Deposits and interest credited for investment contracts                     1,571.1        1,621.2        1,579.5
 Withdrawals of investment contracts                                        (1,393.1)      (1,256.3)      (1,146.2)
 Capital contribution to Separate Account                                         --          (25.0)            --
 Return of capital from Separate Account                                         1.7           12.3             --
 Capital contribution from HOLDCO                                                9.3             --           10.4
 Dividends paid to shareholder                                                (553.0)         (17.3)          (3.5)
                                                                           ---------      ---------      ---------
    Net cash (used for) provided by financing activities                      (364.0)         334.9          440.2
                                                                           ---------      ---------      ---------
Net increase (decrease) in cash and cash equivalents                            43.0          106.3         (109.7)
Cash and cash equivalents, beginning of year                                   565.4          459.1          568.8
                                                                           ---------      ---------      ---------
Cash and cash equivalents, end of year                                     $   608.4      $   565.4      $   459.1
                                                                           =========      =========      =========
Supplemental cash flow information:
 Income taxes paid, net                                                    $    48.4      $    119.6     $    85.5
                                                                           =========      ==========      ==========

See Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements


1. Summary of Significant Accounting Policies


   Aetna Life Insurance and Annuity Company and its wholly owned subsidiary (collectively, the "Company") are providers of financial services in the United States. Prior to the sale of the domestic individual life insurance business on October 1, 1998, the Company had two business segments: financial services and individual life insurance. On October 1, 1998, the Company sold its domestic individual life insurance operations to Lincoln National Corporation ("Lincoln") and accordingly they are now classified as Discontinued Operations. (Refer to note 2)


   Financial services products include annuity contracts that offer a variety of funding and payout options for individual and employer-sponsored retirement plans qualified under Internal Revenue Code Sections 401, 403, 408 and 457, and non-qualified annuity contracts. These contracts may be deferred or immediate ("payout annuities"). Financial services also include investment advisory services and pension plan administrative services.


   Discontinued Operations include universal life, variable universal life, traditional whole life and term insurance.


   Basis of Presentation
   ---------------------


   The consolidated financial statements include Aetna Life Insurance and Annuity Company and its wholly owned subsidiary, Aetna Insurance Company of America. Aetna Life Insurance and Annuity Company is a wholly owned subsidiary of Aetna Retirement Holdings, Inc. ("HOLDCO"). HOLDCO is a wholly owned subsidiary of Aetna Retirement Services, Inc. ("ARS"), whose ultimate parent is Aetna Inc. ("Aetna").


   The consolidated financial statements have been prepared in accordance with generally accepted accounting principles. Certain reclassifications have been made to 1997 and 1996 financial information to conform to the 1998 presentation.


   New Accounting Standards
   ------------------------


   Disclosures about Segments of an Enterprise and Related Information


   As of December 31, 1998, the Company adopted Financial Accounting Standard ("FAS") No. 131, Disclosures about Segments of an Enterprise and Related Information. This statement establishes standards for the reporting of information relating to operating segments. This statement supersedes FAS No. 14, Financial Reporting for Segments of a Business Enterprise, which requires reporting segment information by industry and geographic area (industry approach). Under FAS No. 131, operating segments are defined as components of a company for which separate financial information is available and is used by management to allocate resources and assess performance (management approach). The adoption of this statement did not change the composition or the results of operations of any of the operating segments of the Company, which are consistent with the management approach.

1. Summary of Significant Accounting Policies (continued)


   Accounting for the Costs of Computer Software Developed and Obtained for Internal Use


   On January 1, 1998, the Company adopted Statement of Position ("SOP") 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use, issued by the American Institute of Certified Public Accountants ("AICPA"). This statement requires that certain costs incurred in developing internal use computer software (in process at, and subsequent to the adoption date) be capitalized, and provides guidance for determining whether computer software is considered to be for internal use. The Company amortizes these costs over a period of 3 to 5 years. Previously, the Company expensed the cost of internal-use computer software as incurred. The adoption of this statement resulted in a net after-tax increase to the results of operations of $6.5 million for the year ended December 31, 1998.


   Accounting for Transfers and Servicing of Financial Assets and
   Extinguishments of Liabilities


   In June 1996, the Financial Accounting Standards Board ("FASB") issued FAS No. 125, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, that provides accounting and reporting standards for transfers of financial assets and extinguishments of liabilities. FAS No. 125 was effective for 1997 financial statements; however, certain provisions relating to accounting for repurchase agreements and securities lending were not effective until January 1, 1998. The adoption of those provisions effective in 1998 did not have a material effect on the Company's financial position or results of operations.


   Future Application of Accounting Standards
   ------------------------------------------


   Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That
     Do Not Transfer Insurance Risk


   In October 1998, the AICPA issued SOP 98-7, Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk, which provides guidance on how to account for all insurance and reinsurance contracts that do not transfer insurance risk, except for long-duration life and health insurance contracts. This statement is effective for the Company's financial statements beginning January 1, 2000, with early adoption permitted. The Company is currently evaluating the impact of the adoption of this statement and the potential effect on its financial position and results of operations.


   Accounting for Derivative Instruments and Hedging Activities


   In June 1998, the FASB issued FAS No. 133, Accounting for Derivative Instruments and Hedging Activities. This standard requires companies to record all derivatives on the balance sheet as either assets or liabilities and measure those instruments at fair value. The manner in which companies are to record gains or losses resulting from changes in the values of those derivatives depends on the use of the derivative and whether it qualifies for hedge accounting. This standard is effective for the Company's financial statements beginning January 1, 2000, with early adoption permitted. The Company is currently evaluating the impact of adoption of this statement and the potential effect on its financial position and results of operations.

1. Summary of Significant Accounting Policies (continued)


   Accounting by Insurance and Other Enterprises for Insurance-Related
   Assessments



   In December 1997, the AICPA issued SOP 97-3, Accounting by Insurance and Other Enterprises for Insurance-Related Assessments, which provides guidance for determining when an insurance or other enterprise should recognize a liability for guaranty-fund and other insurance-related assessments and guidance for measuring the liability. This statement is effective for 1999 financial statements with early adoption permitted. The Company does not expect adoption of this statement to have a material effect on its financial position or results of operations.


   Use of Estimates
   ----------------


   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.



   Cash and Cash Equivalents
   -------------------------


   Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity of 90 days or less when purchased.


   Investments
   -----------


   Debt and equity securities are classified as available for sale and carried at fair value. These securities are written down (as realized capital losses) for other than temporary declines in value. Unrealized capital gains and losses related to available-for-sale investments, other than amounts allocable to experience-rated contractholders, are reflected in shareholder's equity, net of related taxes.


   Fair values for debt and equity securities are based on quoted market prices or dealer quotations. Where quoted market prices or dealer quotations are not available, fair values are measured utilizing quoted market prices for similar securities or by using discounted cash flow methods. Cost for mortgage-backed securities is adjusted for unamortized premiums and discounts, which are amortized using the interest method over the estimated remaining term of the securities, adjusted for anticipated prepayments. The Company does not accrue interest on problem debt securities when management believes the collection of interest is unlikely.


   The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. Initial collateral, primarily cash, is required at a rate of 102% of the market value of a loaned domestic security and 105% of the market value of a loaned foreign security. The collateral is deposited by the borrower with a lending agent, and retained and invested by the lending agent according to the Company's guidelines to generate additional income. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value of the loaned securities fluctuates.

   At December 31, 1998 and 1997, the Company loaned securities (which are reflected as invested assets) with a fair value of approximately $277.3 million and $385.1 million, respectively.


   Purchases and sales of debt and equity securities are recorded on the trade date.


   The investment in affiliated mutual funds represents an investment in Aetna managed mutual funds which have been seeded by the Company, and is carried at fair value.


   Mortgage loans and policy loans are carried at unpaid principal balances, net of impairment reserves. Sales of mortgage loans are recorded on the closing date.


   Short-term investments, consisting primarily of money market instruments and other debt issues purchased with an original maturity of 91 days to one year, are considered available for sale and are carried at fair value, which approximates amortized cost.


   The Company utilizes futures contracts for other than trading purposes in order to hedge interest rate risk (i.e. market risk, refer to Note 4.)


   Futures contracts are carried at fair value and require daily cash settlement. Changes in the fair value of futures contracts allocable to experience rated contracts are deducted from capital gains and losses with an offsetting amount reported in future policy benefits. Changes in the fair value of futures contracts allocable to non-experienced-rated contracts that qualify as hedges are deferred and recognized as an adjustment to the hedged asset or liability. Deferred gains or losses on such futures contracts are amortized over the life of the acquired asset or liability as a yield adjustment or through net realized capital gains or losses upon disposal of an asset. Changes in the fair value of futures contracts that do not qualify as hedges are recorded in net realized capital gains or losses. Hedge designation requires specific asset or liability identification, a probability at inception of high correlation with the position underlying the hedge, and that high correlation be maintained throughout the hedge period. If a hedging instrument ceases to be highly correlated with the position underlying the hedge, hedge accounting ceases at that date and excess gains or losses on the hedging instrument are reflected in net realized capital gains or losses.


   Included in common stock are warrants which represent the right to purchase specific securities. Upon exercise, the cost of the warrants is added to the basis of the securities purchased.


   Deferred Policy Acquisition Costs
   ---------------------------------


   Certain costs of acquiring insurance business are deferred. These costs, all of which vary with and are primarily related to the production of new and renewal business, consist principally of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses. For fixed ordinary life contracts (prior to the sale of the domestic individual life insurance business to Lincoln on October 1, 1998, refer to Note 2), such costs are amortized over expected premium-paying periods (up to 20 years). For universal life (prior to the sale of the domestic individual life insurance business to Lincoln on October 1, 1998, refer to Note 2), and certain annuity contracts,

1. Summary of Significant Accounting Policies (continued)

   such costs are amortized in proportion to estimated gross profits and adjusted to reflect actual gross profits over the life of the contracts (up to 50 years for universal life and up to 20 years for certain annuity contracts). Deferred policy acquisition costs are written off to the extent that it is determined that future policy premiums and investment income or gross profits are not adequate to cover related losses and expenses.


   Insurance Reserve Liabilities
   -----------------------------


   Future policy benefits include reserves for universal life, immediate annuities with life contingent payouts and traditional life insurance contracts. Prior to the sale of the domestic individual life insurance business on October 1, 1998, (refer to note 2), reserves for universal life products were equal to cumulative deposits less withdrawals and charges plus credited interest thereon, plus (less) net realized capital gains (losses) (which were reflected through credited interest rates). These reserves also included unrealized capital gains (losses) related to FAS No. 115. As a result of the sale and transfer of assets supporting the business, reserves for universal life products will no longer include net realized capital gains (losses) and unrealized gains (losses) related to FAS No. 115 for the years ended December 31, 1998 and beyond.


   Reserves for immediate annuities with life contingent payouts and traditional life insurance contracts are for immediate annuities with life contingent-payouts and traditional life insurance contracts are computed on the basis of assumed investment yield, mortality, and expenses, including a margin for adverse deviations. Such assumptions generally vary by plan, year of issue and policy duration. Reserve interest rates range from 1.50% to 11.25% for all years presented. Investment yield is based on the Company's experience. Mortality and withdrawal rate assumptions are based on relevant Aetna experience and are periodically reviewed against both industry standards and experience.


   Because the sale of the domestic individual life insurance business was substantially in the form of an indemnity reinsurance agreement, the Company reported an addition to its reinsurance recoverable approximating the Company's total individual life reserves at the sale date.


   Policyholders' funds left with the Company include reserves for deferred annuity investment contracts and immediate annuities without life contingent payouts. Reserves on such contracts are equal to cumulative deposits less charges and withdrawals plus credited interest thereon (rates range from 3.00% to 8.10% for all years presented) net of adjustments for investment experience that the Company is entitled to reflect in future credited interest. These reserves also include unrealized gains/losses related to FAS No. 115. Reserves on contracts subject to experience rating reflect the rights of contractholders, plan participants and the Company.


   Unpaid claims for all lines of insurance include benefits for reported losses and estimates of benefits for losses incurred but not reported.

1. Summary of Significant Accounting Policies (continued)


   Premiums, Charges Assessed Against Policyholders, Benefits and Expenses
   -----------------------------------------------------------------------


   For universal life (prior to the sale of the domestic individual life insurance business to Lincoln on October 1, 1998, refer to Note 2) and certain annuity contracts, charges assessed against policyholders' funds for the cost of insurance, surrender charges, actuarial margin and other fees are recorded as revenue in charges assessed against policyholders. Other amounts received for these contracts are reflected as deposits and are not recorded as revenue. Life insurance premiums, other than premiums for universal life (prior to the sale of the domestic individual life insurance business to Lincoln on October 1, 1998, refer to Note 2) and certain annuity contracts, are recorded as premium revenue when due. Related policy benefits are recorded in relation to the associated premiums or gross profit so that profits are recognized over the expected lives of the contracts. When annuity payments with life contingencies begin under contracts that were initially investment contracts, the accumulated balance in the account is treated as a single premium for the purchase of an annuity and reflected as an offsetting amount in both premiums and current and future benefits in the Consolidated Statements of Income.


   Separate Accounts
   -----------------


   Assets held under variable universal life and variable annuity contracts are segregated in Separate Accounts and are invested, as designated by the contractholder or participant under a contract (who bears the investment risk subject, in some cases, to minimum guaranteed rates) in shares of mutual funds which are managed by an affiliate of the Company, or other selected mutual funds not managed by the Company.


   As of December 31, 1998, Separate Accounts assets are carried at fair value. At December 31, 1998, unrealized gains of $10.0 million, after taxes, on assets supporting a guaranteed interest option are reflected in shareholder's equity. At December 31, 1997, Separate Account assets supporting the guaranteed interest option were carried at an amortized cost of $658.6 million (fair value $668.7 million). Separate Accounts liabilities are carried at fair value, except for those relating to the guaranteed interest option. Reserves relating to the guaranteed interest option are maintained at fund value and reflect interest credited at rates ranging from 3.00% to 8.10% in 1998 and 4.10% to 8.10% in 1997.


   Separate Accounts assets and liabilities are shown as separate captions in the Consolidated Balance Sheets. Deposits, investment income and net realized and unrealized capital gains and losses of the Separate Accounts are not reflected in the Consolidated Financial Statements (with the exception of realized and unrealized capital gains and losses on the assets supporting the guaranteed interest option). The Consolidated Statements of Cash Flows do not reflect investment activity of the Separate Accounts.

1. Summary of Significant Accounting Policies (continued)


   Reinsurance
   -----------


   The Company utilizes indemnity reinsurance agreements to reduce its exposure to large losses in all aspects of its insurance business. Such reinsurance permits recovery of a portion of losses from reinsurers, although it does not discharge the primary liability of the Company as direct insurer of the risks reinsured. The Company evaluates the financial strength of potential reinsurers and continually monitors the financial condition of reinsurers. Only those reinsurance recoverables deemed probable of recovery are reflected as assets on the Company's Consolidated Balance Sheets. The majority of the reinsurance recoverable on the Consolidated Balance Sheets at December 31, 1998 is related to the reinsurance recoverable from Lincoln arising from the sale of the domestic life insurance business. (Refer to Note 2)


   Income Taxes
   ------------


   The Company is included in the consolidated federal income tax return of Aetna. The Company is taxed at regular corporate rates after adjusting income reported for financial statement purposes for certain items. Deferred income tax expenses/benefits result from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.


2. Discontinued Operations-Individual Life Insurance


   On October 1, 1998, the Company sold its domestic individual life insurance business to Lincoln for $1 billion in cash. The transaction was generally in the form of an indemnity reinsurance arrangement, under which Lincoln contractually assumed from the Company certain policyholder liabilities and obligations, although the Company remains directly obligated to policyholders. Insurance reserves ceded as of December 31, 1998 were $2.9 billion. Deferred policy acquisition costs related to the life policies of $907.9 million were written off against the gain on the sale. Certain invested assets related to and supporting the life policies were sold to consummate the life sale, and the Company recorded a reinsurance recoverable from Lincoln. The transaction resulted in an after-tax gain on the sale of approximately $117 million, of which $58 million will be deferred and amortized over approximately 15 years (as profits in the book of business sold emerge). The remaining portion of the gain was recognized immediately in net income and was largely attributed to the sale of the domestic life insurance business for access to the agency sales force and brokerage distribution channel. The unamortized portion of the gain is presented in other liabilities on the Consolidated Balance Sheets.


   The operating results of the domestic individual life insurance business are presented as Discontinued Operations. All prior year income statement data has been restated to reflect the presentation as Discontinued Operations. Revenues for the individual life segment were $652.2 million, $620.4 million and $445.7 million for 1998, 1997 and 1996, respectively. Premiums ceded and reinsurance recoveries made in 1998 totaled $153.4 million and $57.7 million, respectively.

3. Investments


   Debt securities available for sale as of December 31, 1998 were as follows:



                                                                           Gross          Gross
                                                          Amortized      Unrealized     Unrealized        Fair
    1998 (Millions)                                          Cost           Gains         Losses         Value
   --------------------------------------------------------------------------------------------------------------
    U.S. government and government agencies
     and authorities                                      $   718.9        $ 60.4          $ 0.2       $   779.1

    States, municipalities and political subdivisions           0.3            --             --             0.3

    U.S. corporate securities:
      Utilities                                               615.2          29.8            4.1           640.9
      Financial                                             2,259.2          94.6            5.6         2,348.2
      Transportation/capital goods                            580.8          33.0            1.1           612.7
      Health care/consumer products                         1,328.2          69.8            4.8         1,393.2
      Natural resources                                       254.5           6.9            2.3           259.1
      Other corporate securities                              261.7           5.8            7.4           260.1
   --------------------------------------------------------------------------------------------------------------
     Total U.S. corporate securities                        5,299.6         239.9           25.3         5,514.2
   --------------------------------------------------------------------------------------------------------------

    Foreign securities:
      Government, including political subdivisions            507.6          30.4           32.9           505.1
      Utilities                                               147.0          32.4             --           179.4
      Other                                                   511.2          14.9            1.8           524.3
   --------------------------------------------------------------------------------------------------------------
     Total foreign securities                               1,165.8          77.7           34.7         1,208.8
   --------------------------------------------------------------------------------------------------------------

    Residential mortgage-backed securities:
      Pass-throughs                                           671.9          38.4            2.9           707.4
      Collateralized mortgage obligations                   1,879.6         119.7           10.4         1,988.9
   --------------------------------------------------------------------------------------------------------------
    Total residential mortgage-backed securities            2,551.5         158.1           13.3         2,696.3
   --------------------------------------------------------------------------------------------------------------

    Commercial/Multifamily mortgage-backed
     securities                                             1,114.9          30.9            9.8         1,136.0

    Other asset-backed securities                             719.3          13.8            0.6           732.5
   --------------------------------------------------------------------------------------------------------------

 Total debt securities                                    $11,570.3        $580.8          $83.9       $12,067.2
   ==============================================================================================================

3. Investments (continued)


   Debt securities available for sale as of December 31, 1997 were as follows:



                                                                             Gross          Gross
                                                          Amortized      Unrealized     Unrealized       Fair
    1997 (Millions)                                          Cost           Gains         Losses         Value
   --------------------------------------------------------------------------------------------------------------

    U.S. government and government agencies
     and authorities                                      $ 1,219.7        $ 74.0          $ 0.1       $ 1,293.6

    States, municipalities and political subdivisions           0.3            --             --             0.3

    U.S. corporate securities:
      Utilities                                               521.3          23.5            0.9           543.9
      Financial                                             2,370.7          84.6            1.3         2,454.0
      Transportation & capital goods                          528.2          33.2            0.1           561.3
      Healthcare & consumer products                          728.5          27.0            2.6           752.9
      Natural resources                                       143.5           5.5             --           149.0
      Other corporate securities                              545.2          27.2            0.1           572.3
   --------------------------------------------------------------------------------------------------------------
     Total U.S. corporate securities                        4,837.4         201.0            5.0         5,033.4
   --------------------------------------------------------------------------------------------------------------

    Foreign securities:
      Government, including political subdivisions            612.5          36.7           23.6           625.6
      Utilities                                               177.5          28.7             --           206.2
      Other                                                   857.9          27.7           42.8           842.8
   --------------------------------------------------------------------------------------------------------------
     Total foreign securities                               1,647.9          93.1           66.4         1,674.6
   --------------------------------------------------------------------------------------------------------------

    Residential mortgage-backed securities:
      Pass-throughs                                           784.4          71.3            2.0           853.7
      Collateralized mortgage obligations                   2,280.5         137.4            2.0         2,415.9
   --------------------------------------------------------------------------------------------------------------
     Total residential mortgage-backed securities           3,064.9         208.7            4.0         3,269.6
   --------------------------------------------------------------------------------------------------------------

    Commercial/Multifamily mortgage-backed
     securities                                             1,127.8          34.0            0.4         1,161.4

    Other asset-backed securities                           1,014.2          17.1            0.4         1,030.9
   --------------------------------------------------------------------------------------------------------------

    Total debt securities                                 $12,912.2        $627.9          $76.3       $13,463.8
   ==============================================================================================================

   At December 31, 1998 and 1997, net unrealized appreciation of $496.9 million and $551.6 million, respectively, on available-for-sale debt securities included $355.8 million and $429.3 million, respectively, related to experience-rated contracts, which were not reflected in shareholder's equity but in insurance reserves.


   The amortized cost and fair value of debt securities for the year ended December 31, 1998 are shown below by contractual maturity. Actual maturities may differ from contractual maturities because securities may be restructured, called, or prepaid.

                                               Amortized        Fair
        (Millions)                                Cost          Value
        ---------------------------------------------------------------
        Due to mature:
        One year or less                       $   553.5      $   554.6
        After one year through five years        2,619.7        2,692.4
        After five years through ten years       1,754.0        1,801.7
        After ten years                          2,257.4        2,453.7
        Mortgage-backed securities               3,666.4        3,832.3
        Other asset-backed securities              719.3          732.5
        ---------------------------------------------------------------
        Total                                  $11,570.3      $12,067.2
        ===============================================================

   At December 31, 1998 and 1997, debt securities carried at $8.8 million and $8.2 million, respectively, were on deposit as required by regulatory authorities.


   The Company did not have any investments in a single issuer, other than obligations of the U.S. government, with a carrying value in excess of 10% of the Company's shareholder's equity at December 31, 1998.


   Included in the Company's debt securities were residential collateralized mortgage obligations ("CMOs") supporting the following:



                                                          1998                          1997
                                                 -----------------------       -----------------------
                                                    Fair       Amortized         Fair        Amortized
   (Millions)                                      Value          Cost           Value          Cost
-------------------------------------------------------------------------------------------------------

    Total residential CMOs (1)                   $ 1,988.9     $1,879.6        $ 2,415.9     $2,280.5
=======================================================================================================
    Percentage of total:
     Supporting experience rated  products            81.7%                         81.6%
     Supporting remaining products                    18.3%                         18.4%
-------------------------------------------------------------------------------------------------------
                                                     100.0%                        100.0%
=======================================================================================================

 (1) At December 31, 1998 and 1997, approximately 66% and 73%, respectively, of the Company's residential CMO holdings were backed by government agencies such as GNMA, FNMA, FHLMC.

3. Investments (continued)


   There are various categories of CMOs which are subject to different degrees of risk from changes in interest rates and, for nonagency-backed CMOs, defaults. The principal risks inherent in holding CMOs are prepayment and extension risks related to dramatic decreases and increases in interest rates resulting in the repayment of principal from the underlying mortgages either earlier or later than originally anticipated. At December 31, 1998 and 1997, approximately 2% and 4%, respectively, of the Company's CMO holdings were invested in types of CMOs which are subject to more prepayment and extension risk than traditional CMOs (such as interest- or principal-only strips).


   Investments in equity securities available for sale as of December 31 were as follows:

    (Millions)                           1998        1997
   -------------------------------------------------------
    Amortized Cost                     $300.4      $210.0
    Gross unrealized gains               13.1        21.3
    Gross unrealized losses               8.1          .1
   -------------------------------------------------------
    Fair Value                         $305.4      $231.2
   =======================================================

4. Financial Instruments


   Estimated Fair Value
   --------------------


   The carrying values and estimated fair values of certain of the Company's financial instruments at December 31, 1998 and 1997 were as follows:



                                              1998                       1997
                                      ---------------------      -----------------------
                                      Carrying       Fair        Carrying        Fair
(Millions)                             Value         Value        Value         Value
----------------------------------------------------------------------------------------
 Assets:
  Mortgage loans                     $    12.7     $   12.3     $   12.8        $   12.4
 Liabilities:
  Investment contract liabilities:
   With a fixed maturity             $ 1,063.9     $  984.3     $ 1,030.3       $1,005.4
   Without a fixed maturity           10,241.7      9,686.2      10,113.2        9,587.5
-----------------------------------------------------------------------------------------

   Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, such as estimates of timing and amount of future cash flows. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument. In evaluating the Company's management of interest rate, price and liquidity risks, the fair values of all assets and liabilities should be taken into consideration, not only those presented above.

   The following valuation methods and assumptions were used by the Company in estimating the fair value of the above financial instruments:


   Mortgage loans: Fair values are estimated by discounting expected mortgage loan cash flows at market rates which reflect the rates at which similar loans would be made to similar borrowers. The rates reflect management's assessment of the credit quality and the remaining duration of the loans.


   Investment contract liabilities (included in Policyholders' funds left with the Company):


   With a fixed maturity: Fair value is estimated by discounting cash flows at interest rates currently being offered by, or available to, the Company for similar contracts.


   Without a fixed maturity: Fair value is estimated as the amount payable to the contractholder upon demand. However, the Company has the right under such contracts to delay payment of withdrawals which may ultimately result in paying an amount different than that determined to be payable on demand.


   Off-Balance-Sheet and Other Financial Instruments
   -------------------------------------------------


   Futures Contracts:


   Futures contracts are used to manage interest rate risk in the Company's bond portfolio. Futures contracts represent commitments to either purchase or sell securities at a specified future date and at a specified price or yield. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk. Cash settlements are made daily based on changes in the prices of the underlying assets. The notional amounts, carrying values and estimated fair values of the Company's open treasury futures as of December 31, 1998 were $250.9 million, $.1 million, and $.1 million, respectively.


   Warrants:


   Included in common stocks are warrants which are instruments giving the Company the right, but not the obligation to buy a security at a given price during a specified period. The carrying values and estimated fair values of the Company's warrants to purchase equity securities as of December 31, 1998 were $1.5 million, respectively. The carrying values and estimated fair values as of December 31, 1997 were $.6 million, respectively.

4. Financial Instruments (continued)

   Debt Instruments with Derivative Characteristics:


   The Company also had investments in certain debt instruments with derivative characteristics, including those whose market value is at least partially determined by, among other things, levels of or changes in domestic and/or foreign interest rates (short- or long-term), exchange rates, prepayment rates, equity markets or credit ratings/spreads. The amortized cost and fair value of these securities, included in the debt securities portfolio, as of December 31, 1998 was as follows:



                                                         Amortized       Fair
    (Millions)                                               Cost        Value
   -----------------------------------------------------------------------------
    Residential collateralized mortgage obligations      $1,879.6      $1,988.9
     Principal-only strips (included above)                  20.2          24.0
     Interest-only strips (included above)                   17.3          18.0
    Other structured securities with derivative
     characteristics (1)                                     87.3          80.6
   -----------------------------------------------------------------------------

    (1) Represents non-leveraged instruments whose fair values and credit risk are based on underlying securities, including fixed income securities and interest rate swap agreements.


5. Net Investment Income


   Sources of net investment income were as follows:

                                                1998        1997        1996
   ----------------------------------------------------------------------------
    Debt securities                            $ 798.8     $ 814.6     $ 805.3
    Nonredeemable preferred stock                 18.4        12.9         5.8
    Investment in affiliated mutual funds          6.6         3.8        10.8
    Mortgage loans                                 0.6         0.3         0.6
    Policy loans                                   7.2         5.7         6.4
    Reinsurance loan to affiliate                  2.3         5.5         9.3
    Cash equivalents                              44.6        38.8        27.1
    Other                                         16.7         9.5         1.8
   -----------------------------------------------------------------------------
    Gross investment income                      895.2       891.1       867.1
    Less: investment expenses                    (17.6)      (12.3)      (14.5)
   -----------------------------------------------------------------------------
    Net investment income                      $ 877.6     $ 878.8     $ 852.6
   =============================================================================

   Net investment income includes amounts allocable to experience rated contractholders of $655.6 million, $673.8 million and $649.5 million for the years ended December 31, 1998, 1997 and 1996, respectively. Interest credited to contractholders is included in current and future benefits.

6. Dividend Restrictions and Shareholder's Equity

   The Company paid $553.0 million and $17.3 million in cash dividends to HOLDCO in 1998 and 1997, respectively. Additionally, at December 31, 1998, the Company accrued $206.0 million in dividends. Of the $759.0 million dividends paid and accrued in 1998, $756.0 million (all of which was approved by the Insurance Commissioner of the State of Connecticut) was attributable to proceeds from the sale of the domestic individual life insurance business.


   In January 1999, the accrued dividends of $206.0 million were paid by the Company to HOLDCO. Further dividends to be paid by the Company to HOLDCO during 1999 will need to be approved by the Insurance Department of the State of Connecticut (the "Department") prior to payment.


   The Department recognizes as net income and shareholder's capital and surplus those amounts determined in conformity with statutory accounting practices prescribed or permitted by the Department, which differ in certain respects from generally accepted accounting principles. Statutory net income was $148.1 million, $80.5 million and $57.8 million for the years ended December 31, 1998, 1997 and 1996, respectively. Statutory capital and surplus was $773.0 million and $778.7 million as of December 31, 1998 and 1997, respectively.


   As of December 31, 1998, the Company does not utilize any statutory accounting practices which are not prescribed by state regulatory authorities that, individually or in the aggregate, materially affect statutory capital and surplus.


7. Capital Gains and Losses on Investment Operations


   Realized capital gains or losses are the difference between the carrying value and sale proceeds of specific investments sold.


   Net realized capital gains on investments were as follows:



    (Millions)                                      1998       1997       1996
   ----------------------------------------------------------------------------
    Debt securities                                $ 7.4      $21.1      $ 9.5
    Equity securities                                3.0        8.6        7.5
   ----------------------------------------------------------------------------
    Pretax realized capital gains                  $10.4      $29.7      $17.0
   ============================================================================
    After-tax realized capital gains               $ 7.3      $19.2      $11.1
   ============================================================================

   Net realized capital gains of $15.0 million, $83.7 million and $52.5 million for 1998, 1997 and 1996, respectively, allocable to experience rated contracts, were deducted from net realized capital gains and an offsetting amount was reflected in Policyholders' funds left with the Company. Net unamortized gains were $118.6 million and $120.1 million at December 31, 1998 and 1997, respectively.

7. Capital Gains and Losses on Investment Operations (continued)

   Proceeds from the sale of available-for-sale debt securities and the related gross gains and losses were as follows:



    (Millions)                              1998          1997          1996
   ----------------------------------------------------------------------------
    Proceeds on sales                     $6,790.2      $5,311.3      $5,182.2
    Gross gains                               98.8          23.8          22.1
    Gross losses                              91.4           2.7          12.6
   ----------------------------------------------------------------------------

   Changes in shareholder's equity related to changes in accumulated other comprehensive income (unrealized capital gains and losses on securities, excluding those related to experience-rated contractholders) were as follows:


    (Millions)                                          1998        1997        1996
   -----------------------------------------------------------------------------------
    Debt securities                                  $ 18.9      $44.3      $(100.1)
    Equity securities                                 (16.1)       5.6        (10.5)
    Other                                              15.4         --           --
   -----------------------------------------------------------------------------------
        Subtotal                                       18.2       49.9       (110.6)
    Increase (decrease) in deferred income taxes
      (Refer to note 8)                                 6.3       17.5        (38.6)
   -----------------------------------------------------------------------------------
    Net changes in accumulated other
      comprehensive income                           $ 11.9      $32.4      $ (72.0)
   ===================================================================================

   Net unrealized capital gains allocable to experience-rated contracts of $355.8 million at December 31, 1998 are reflected on the Consolidated Balance Sheets in Policyholders' funds left with the Company and are not included in shareholder's equity. At December 31, 1997, net unrealized capital gains of $356.7 million and $72.6 million at December 31, 1997 are reflected on the Consolidated Balance Sheets in policyholders' funds left with the Company and future policy benefits, respectively, and are not included in shareholder's equity.

7. Capital Gains and Losses on Investment Operations (continued)


   Shareholder's equity included the following accumulated other comprehensive income, which are net of amounts allocable to experience-rated contractholders, at December 31:



    (Millions)                                            1998      1997       1996
   ----------------------------------------------------------------------------------
    Debt securities:
     Gross unrealized capital gains                     $157.3     $140.6     $101.7
     Gross unrealized capital losses                     (16.2)     (18.4)     (23.8)
   ----------------------------------------------------------------------------------
                                                         141.1      122.2       77.9
   ----------------------------------------------------------------------------------
    Equity securities:
     Gross unrealized capital gains                       13.1       21.2       16.3
     Gross unrealized capital losses                      (8.1)      (0.1)      (0.8)
   ----------------------------------------------------------------------------------
                                                           5.0       21.1       15.5
   ----------------------------------------------------------------------------------
    Other:
     Gross unrealized capital gains                       17.1         --         --
     Gross unrealized capital losses                      (1.7)        --         --
   ----------------------------------------------------------------------------------
                                                          15.4         --         --
   ----------------------------------------------------------------------------------
    Deferred income taxes (Refer to note 8)               56.7       50.4       32.9
   ----------------------------------------------------------------------------------
    Net accumulated other comprehensive income          $104.8     $ 92.9     $ 60.5
   ==================================================================================

   Changes in accumulated other comprehensive income related to changes in unrealized gains (losses) on securities (excluding those related to experience-rated contractholders) were as follows:



   (Millions)                                           1998       1997         1996
   ----------------------------------------------------------------------------------
    Unrealized holding gains (losses) arising
      during the year (1)                               $38.3      $98.8       $(14.8)
    Less: reclassification adjustment for gains and
      other items included in net income (2)             26.4       66.4         57.2
   -----------------------------------------------------------------------------------
     Net unrealized gains (losses) on securities        $11.9      $32.4       $(72.0)
   ===================================================================================

    (1) Pretax unrealized holding gains (losses) arising during the year were $58.8 million, $152.3 million and ($22.9) million for 1998, 1997 and 1996, respectively.
    (2) Pretax reclassification adjustments for gains and other items included in net income were $40.6 million, $102.4 million and $87.7 million for 1998, 1997 and 1996, respectively.

8. Income Taxes


   The Company is included in the consolidated federal income tax return, the combined returns of Connecticut and New York, and the Illinois unitary state income tax returns of Aetna. Aetna allocates to each member an amount approximating the tax it would have incurred were it not a member of the consolidated group, and credits the member for the use of its tax saving attributes in the consolidated federal income tax return.


   Income taxes from continuing operations consist of the following:



    (Millions)                                    1998         1997         1996
   -------------------------------------------------------------------------------
    Current taxes (benefits):
     Federal                                     $ 246.4      $ 28.7      $ 30.0
     State                                           1.3         2.0         2.3
     Net realized capital gains                     16.8        39.1        24.4
   ------------------------------------------------------------------------------
                                                   264.5        69.8        56.7
   ------------------------------------------------------------------------------
    Deferred taxes (benefits):
     Federal                                      (203.2)        9.4        (7.6)
     Net realized capital (losses)                 (13.9)      (28.5)      (18.4)
   ------------------------------------------------------------------------------
                                                  (217.1)      (19.1)      (26.0)
   ------------------------------------------------------------------------------
      Total                                      $  47.4      $ 50.7      $ 30.7
   ==============================================================================

   Income taxes were different from the amount computed by applying the federal income tax rate to income from continuing operations before income taxes for the following reasons:



   (Millions)                                      1998        1997        1996
   ------------------------------------------------------------------------------
    Income from continuing operations before
      income taxes                                $187.0      $188.2      $115.9
    Tax rate                                        35%         35%         35%
    ------------------------------------------------------------------------------
    Application of the tax rate                     65.5        65.9        40.6
    Tax effect of:
     State income tax, net of federal benefit        0.9         1.3         1.5
     Excludable dividends                          (17.1)      (15.6)      (10.8)
     Other, net                                     (1.9)       (0.9)       (0.6)
   ------------------------------------------------------------------------------
      Income taxes                                $ 47.4      $ 50.7      $ 30.7
   ==============================================================================

8. Income Taxes (Continued)

   The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities at December 31 are presented below:



    (Millions)                                           1998        1997
   ------------------------------------------------------------------------
    Deferred tax assets:
     Insurance reserves                                $ 324.1      $415.8
     Unrealized gains allocable to experience
      rated contracts                                    124.5       150.1
     Investment (gains) losses                            (0.3)        6.6
     Postretirement benefits other than pensions          26.0        26.3
     Deferred compensation                                38.6        31.2
     Restructuring charge                                  2.9         9.5
     Depreciation                                          1.7         3.9
     Sale of individual life                              48.9           -
     Other                                                16.0         8.8
   ------------------------------------------------------------------------
    Total gross assets                                   582.4       652.2
   ------------------------------------------------------------------------

    Deferred tax liabilities:
     Deferred policy acquisition costs                   272.7       515.6
     Market discount                                       4.5         5.1
     Net unrealized capital gains                        181.2       200.5
     Pension                                               3.9         3.6
     Other                                                (0.5)       (0.6)
   ------------------------------------------------------------------------
    Total gross liabilities                              461.8       724.2
   ------------------------------------------------------------------------
    Net deferred tax (asset) liability                 $(120.6)     $ 72.0
   ========================================================================

   Net unrealized capital gains and losses are presented in shareholder's equity net of deferred taxes. As of December 31, 1998 and 1997, no valuation allowances were required for unrealized capital gains and losses.


   Management believes that it is more likely than not that the Company will realize the benefit of the net deferred tax asset. The Company expects sufficient taxable income in the future to realize the net deferred tax asset because of the Company's long-term history of having taxable income, which is projected to continue.


   The "Policyholders' Surplus Account," which arose under prior tax law, is generally that portion of a life insurance company's statutory income that has not been subject to taxation. As of December 31, 1983, no further additions could be made to the Policyholders' Surplus Account for tax return purposes under the Deficit Reduction Act of 1984. The balance in such account was approximately $17.2 million at December 31, 1998. This amount would be taxed only under certain conditions.

   No income taxes have been provided on this amount since management believes under current tax law the conditions under which such taxes would become payable are remote.


   The Internal Revenue Service (the "Service") has completed examinations of the consolidated federal income tax returns of Aetna through 1990. Discussions are being held with the Service with respect to proposed adjustments. Management believes there are adequate defenses against, or sufficient reserves to provide for, any such adjustments. The Service has commenced its examinations for the years 1991 through 1994.


9. Benefit Plans


   Aetna has noncontributory defined benefit pension plans covering substantially all employees. Aetna's accrued pension cost has been allocated to its subsidiaries, including the Company, under an allocation based on eligible salaries. Data on a separate company basis regarding the proportionate share of the projected benefit obligation and plan assets is not available. The accumulated benefit obligation and plan assets are recorded by Aetna. As of the measurement date (i.e., September 30), the accumulated plan assets exceeded accumulated plan benefits. Allocated pretax charges to operations for the pension plan (based on the Company's total salary cost as a percentage of Aetna's total salary cost) were $0.8 million, $2.7 million and $4.3 million for the years ended December 31, 1998, 1997 and 1996, respectively.


   In addition to providing pension benefits, Aetna currently provides certain health care and life insurance benefits for retired employees. A comprehensive medical and dental plan is offered to all full-time employees retiring at age 50 with 15 years of service or at age 65 with 10 years of service. There is a cap on the portion of the cost paid by the Company relating to medical and dental benefits. Retirees are generally required to contribute to the plans based on their years of service with Aetna. The costs to the Company associated with the Aetna postretirement plans for 1998, 1997 and 1996 were $0.9 million, $2.7 million and $1.8 million, respectively.


   As of December 31, 1996, Aetna transferred to the Company approximately $77.7 million of accrued liabilities, primarily related to the pension and postretirement benefit plans described above, that had been previously recorded by Aetna. The after-tax amount of this transfer (approximately $50.5 million) is reported as a reduction in retained earnings.


   The Company, in conjunction with Aetna, has a non-qualified pension plan covering certain agents. The plan provides pension benefits based on annual commission earnings. As of the measurement date (i.e., September 30), the accumulated plan assets exceeded accumulated plan benefits.


   The Company, in conjunction with Aetna, also provides certain postretirement health care and life insurance benefits for certain agents. The costs to the Company associated with the agents' postretirement plans for 1998, 1997 and 1996 were $1.4 million, $0.6 million and $0.7 million, respectively.


   Effective January 1, 1999, the Company, in conjunction with Aetna, changed the formula for providing pension benefits from the existing final average pay formula to a cash balance formula,

 9. Benefit Plans (continued)


    which will credit employees annually with an amount equal to a percentage of eligible pay based on age and years of service as well as an interest credit based on individual account balances. The formula also provides for a transition period until December 1, 2006, which allows certain employees to receive vested benefits at the higher of the final average pay or cash balance formula. The changing of this formula will not have a material effect on the Company's results of operations, liquidity or financial condition.


    Incentive Savings Plan--Substantially all employees are eligible to participate in a savings plan under which designated contributions, which may be invested in common stock of Aetna or certain other investments, are matched, up to 5% of compensation, by Aetna. Pretax charges to operations for the incentive savings plan were $4.7 million, $4.4 million and $5.4 million in 1998, 1997 and 1996, respectively.


    Stock Plans--Aetna has a stock incentive plan that provides for stock options, deferred contingent common stock or equivalent cash awards or restricted stock to certain key employees. Executive and middle management employees may be granted options to purchase common stock of Aetna at or above the market price on the date of grant. Options generally become 100% vested three years after the grant is made, with one-third of the options vesting each year. Aetna does not recognize compensation expense for stock options granted at or above the market price on the date of grant under its stock incentive plans. In addition, executives may be granted incentive units which are rights to receive common stock or an equivalent value in cash. The incentive units may vest within a range from 0% to 175% at the end of a four year period based on the attainment of performance goals. The costs to the Company associated with the Aetna stock plans for 1998, 1997 and 1996, were $4.1 million, $2.9 million and $8.1 million, respectively. As of December 31, 1996, Aetna transferred to the Company approximately $1.1 million of deferred tax benefits related to stock options. This amount is reported as an increase in retained earnings. In 1998, other changes in shareholder's equity include an additional increase of $0.7 million reflecting revisions to the allocation of the deferred tax benefit.


10. Related Party Transactions


    Investment Advisory and Other Fees
    ----------------------------------


    In February 1998 and May 1998, Aeltus Investment Management Inc. ("Aeltus"), an affiliate of the Company, assumed investment advisory services for Aetna managed mutual funds and variable funds (collectively, the Funds), respectively. In connection with that assumption of duties, Aeltus entered into participation agreements with the Company. Participation fees paid to the Company, from Aeltus, included in charges assessed against policyholders amounted to $26.9 million for 1998. Prior to assuming investment advisory services, Aeltus served as subadvisor to the Funds. Since August 1996, Aeltus has served as advisor for most of the Company's General Account assets. Fees paid by the Company to Aeltus, included in both charges assessed against policyholders and net investment income, on an annual basis, range from 0.06% to 0.55% of the average daily net assets under management. For the years ended December 31, 1998, 1997 and 1996, the Company paid $21.7 million, $45.5 million and $16.0 million, respectively, in such fees.


    Prior to February 1998 and May 1998, the Company served as investment advisor to the Funds. Under the advisory agreements, the funds paid the Company a daily fee which, on an annual basis, ranged,

10. Related Party Transactions (continued)


    depending on the fund, from 0.25% to 0.85% of their average daily net assets. The Company is also compensated by the Separate Accounts (variable funds) for bearing mortality and expense risks pertaining to variable life and annuity contracts. Under the insurance and annuity contracts, the Separate Accounts pay the Company a daily fee which, on an annual basis is, depending on the product, up to 2.15% of their average daily net assets. The amount of compensation and fees received from the Funds and Separate Accounts, included in charges assessed against policyholders, amounted to $287.0 million, $271.2 million and $186.6 million in 1998, 1997 and 1996, respectively.


    Reinsurance Transactions
    ------------------------


    Since 1981, all domestic individual non-participating life insurance of Aetna and its subsidiaries has been issued by the Company. Effective December 31, 1988, the Company entered into a reinsurance agreement with Aetna Life Insurance Company ("Aetna Life") in which substantially all of the non-participating individual life and annuity business written by Aetna Life prior to 1981 was assumed by the Company. A $6.1 million and a $108.0 million commission, paid by the Company to Aetna Life in 1996 and 1988, respectively, was capitalized as deferred policy acquisition costs. In consideration for the assumption of this business, a loan was established relating to the assets held by Aetna Life which support the insurance reserves. Effective January 1, 1997, this agreement was amended to transition (based on underlying investment rollover in Aetna Life) from a modified coinsurance to a coinsurance arrangement. As a result of this change, reserves were ceded to the Company from Aetna Life as investment rollover occurred and the loan previously established was reduced. The Company maintained insurance reserves of $574.5 million ($397.2 million relating to the modified coinsurance agreement and $177.3 million relating to the coinsurance agreement) as of December 31, 1997 relating to the business assumed. The fair value of the loan relating to assets held by Aetna Life was $412.3 million as of December 31, 1997 and was based upon the fair value of the underlying assets.


    Effective October 1, 1998, this agreement was fully transitioned to a coinsurance arrangement and this business along with the Company's direct domestic individual non-participating life insurance business was sold to Lincoln. (Refer to note 2).


    The operating results of the domestic individual life business are presented as Discontinued Operations. Premiums of $336.3 million, $176.7 million and $25.3 million and current and future benefits of $341.1 million, $183.9 million and $39.5 million, were assumed in 1998, 1997 and 1996, respectively. Investment income of $17.0 million, $37.5 million and $44.1 million was generated from the reinsurance loan to affiliate for the years ended December 31, 1998, 1997 and 1996, respectively.


    Prior to the sale of the domestic individual life insurance business to Lincoln on October 1, 1998, the Company's retention limit per individual life was $2.0 million and amounts in excess of this limit, up to a maximum of $8.0 million on any new individual life business was reinsured with Aetna Life on a yearly renewable term basis. Premium amounts related to this agreement were $2.0 million, $5.9 million and $5.2 million for 1998, 1997 and 1996, respectively. This agreement was terminated effective October 1, 1998.


    Effective October 1, 1997, the Company entered into a reinsurance agreement with Aetna Life to assume amounts in excess of $0.2 million for certain of its participating life insurance, on a yearly

10. Related Party Transactions (continued)


    renewable term basis. Premium amounts related to this agreement were $4.4 million and $0.7 million in 1998 and 1997, respectively. The business assumed under this agreement was retroceded to Lincoln effective October 1, 1998.


    On December 16, 1988, the Company assumed $25.0 million of premium revenue from Aetna Life for the purchase and administration of a life contingent single premium variable payout annuity contract. In addition, the Company is also responsible for administering fixed annuity payments that are made to annuitants receiving variable payments. Reserves of $87.8 million and $32.5 million were maintained for this contract as of December 31, 1998 and 1997, respectively.


    Capital Transactions
    --------------------


    The Company received a capital contribution of $9.3 million and $10.4 million in cash from HOLDCO in 1998 and 1996, respectively. The Company received no capital contributions in 1997.


    The Company paid $553.0 million, $17.3 million and 3.5 million in cash dividends to HOLDCO in 1998, 1997 and 1996, respectively. Additionally, in 1998, the Company accrued $206.0 million in dividends. (Refer to Note 6)


    Other
    -----


    Premiums due and other receivables include $1.6 million and $37.0 million due from affiliates in 1998 and 1997, respectively. Other liabilities include $2.2 million and $1.2 million due to affiliates for 1998 and 1997, respectively.


    As of December 31, 1998, Aetna transferred to the Company $0.7 million based on its decision not to settle state tax liabilities for the years 1998 and 1997. The amount transferred as of December 31, 1997 was $2.5 million. This amount has been reported as an other change in retained earnings.


    Substantially all of the administrative and support functions of the Company are provided by Aetna and its affiliates. The financial statements reflect allocated charges for these services based upon measures appropriate for the type and nature of service provided.


11. Reinsurance


    On October 1, 1998, the Company sold its domestic individual life insurance business to Lincoln for $1 billion in cash. The transaction is generally in the form of an indemnity reinsurance arrangement, under which Lincoln contractually assumed from the Company certain policyholder liabilities and obligations, although the Company remains directly obligated to policyholders. (Refer to note 2)


    Effective January 1, 1998, 90% of the mortality risk on substantially all individual universal life product business written from June 1, 1991 through October 31, 1997 was reinsured externally. Beginning November 1, 1997, 90% of new business written on these products was reinsured externally. Effective October 1, 1998 this agreement was assigned from the third party reinsurer to Lincoln.

11. Reinsurance (continued)


    The following table includes premium amounts ceded/assumed to/from affiliated companies as discussed in Note 10 above.



                                                     Ceded to       Assumed
                                         Direct       Other       from Other      Net
     (Millions)                          Amount     Companies      Companies     Amount
    ------------------------------------------------------------------------------------

                  1998
                  ----
     Premiums:
      Discontinued Operations            $166.8       $165.4        $340.6       $342.0
      Accident and Health Insurance        16.3         16.3            --           --
      Annuities                            80.8          2.9           1.5         79.4
    ------------------------------------------------------------------------------------
       Total earned premiums             $263.9       $184.6        $342.1       $421.4
    ====================================================================================

                  1997
                  ----
     Premiums:
      Discontinued Operations            $ 35.7       $ 15.1        $177.4       $198.0
      Accident and Health Insurance         5.6          5.6            --           --
      Annuities                            67.9           --           1.2         69.1
    ------------------------------------------------------------------------------------
       Total earned premiums             $109.2       $ 20.7        $178.6       $267.1
    ====================================================================================

                  1996
                  ----
     Premiums:
      Discontinued Operations            $ 34.6       $ 11.2        $ 25.3       $ 48.7
      Accident and Health Insurance         6.3          6.3            --           --
      Annuities                            84.3           --           0.6         84.9
    ------------------------------------------------------------------------------------
       Total earned premiums             $125.2       $ 17.5        $ 25.9       $133.6
    ====================================================================================

12. Segment Information


    Prior to October 1, 1998, the Company's operations were reported through two major business segments: Financial Services and Individual Life Insurance (now Discontinued Operations). Summarized financial information for the Company's principal operations was as follows:



                                                    (4)            (4)
                                                 Financial     Discontinued
    1998 (Millions)                               Services      Operations       Other          Total
    ----------------------------------------------------------------------------------------------------
     Revenue from external customers            $   433.3              --            --       $   433.3
     Net investment income                          877.6              --            --           877.6
    ----------------------------------------------------------------------------------------------------
     Total revenue excluding realized
      capital gains                             $ 1,310.9              --            --       $ 1,310.9
    ====================================================================================================
     Amortization of deferred policy
      acquisition costs                         $   106.7              --            --       $   106.7
    ----------------------------------------------------------------------------------------------------
     Income taxes                               $    57.7                       $ (10.3)      $    47.4
    ----------------------------------------------------------------------------------------------------
     Operating earnings (1)                     $   151.5              --            --       $   151.5
     Unusual items (2)                                 --              --       $ (19.2)          (19.2)
     Realized capital gains, net of tax               7.3              --            --             7.3
    ----------------------------------------------------------------------------------------------------
     Income from continuing operations          $   158.8              --       $ (19.2)      $   139.6
     Discontinued operations, net of tax:
      Income from operations                           --        $   61.8            --            61.8
      Gain on sale                                     --            59.0            --            59.0
    ----------------------------------------------------------------------------------------------------
     Net income                                 $   158.8        $  120.8       $ (19.2)      $   260.4
    ====================================================================================================
     Segment assets                             $43,458.6        $3,820.2            --       $47,278.8
    ----------------------------------------------------------------------------------------------------
     Expenditures for long-lived assets (3)            --              --       $   5.3       $     5.3
    ----------------------------------------------------------------------------------------------------

     (1) Operating earnings are comprised of net income excluding net realized capital gains and any unusual items.
     (2) Unusual items excluded from operating earnings include an after-tax severance benefit of $1.6 million and after-tax Year 2000 costs of $20.8 million.
     (3) Expenditures of long-lived assets represents additions to property and equipment not allocable to business segments.
     (4) Financial Services products include annuity contracts and Discontinued Operations include life insurance products. (Refer to Note 1)

12. Segment Information (Continued)


                                                   (3)            (3)
                                                Financial     Discontinued
     1997 (Millions)                            Services       Operations     Other      Total
    ----------------------------------------------------------------------------------------------
     Revenue from external customers            $   369.4             --        --      $   369.4
     Net investment income                          878.8             --        --          878.8
    ----------------------------------------------------------------------------------------------
     Total revenue excluding realized
      capital gains                             $ 1,248.2             --        --      $ 1,248.2
    ==============================================================================================
     Amortization of deferred policy
      acquisition costs                         $    82.8             --        --      $    82.8
    ----------------------------------------------------------------------------------------------
     Income taxes                               $    50.7             --        --      $    50.7
    ----------------------------------------------------------------------------------------------
     Operating earnings (1)                     $   118.3             --        --      $   118.3
     Realized capital gains, net of tax              19.2             --        --           19.2
    ----------------------------------------------------------------------------------------------
     Income from continuing operations          $   137.5             --        --      $   137.5
     Discontinued Operations, net of tax:
      Income from operations                           --       $   67.8        --           67.8
    ----------------------------------------------------------------------------------------------
     Net Income                                 $   137.5       $   67.8        --      $   205.3
    ==============================================================================================
     Segment assets                             $36,638.8       $3,507.6        --      $40,146.4
    ----------------------------------------------------------------------------------------------
     Expenditures for long-lived assets (2)            --             --      $9.6      $     9.6
    ----------------------------------------------------------------------------------------------

     (1) Operating earnings are comprised of net income excluding net realized capital gains and any unusual items.
     (2) Expenditures for long-lived assets represents additions to property and equipment not allocable to business segments.
     (3) Financial Services products include annuity contracts and Discontinued Operations include life insurance products. (Refer to Note 1)

                                                        (3)            (3)
                                                     Financial     Discontinued
     1996 (Millions)                                  Services      Operations       Other        Total
    -----------------------------------------------------------------------------------------------------
     Revenue from external customers                 $  325.5            --             --      $  325.5
     Net investment income                              852.6            --             --         852.6
    -----------------------------------------------------------------------------------------------------
     Total revenue excluding realized capital
      gains                                          $1,178.1            --             --      $1,178.1
    =====================================================================================================
     Amortization of deferred policy acquisition
      costs                                          $   28.0            --             --      $   28.0
    -----------------------------------------------------------------------------------------------------
     Income taxes                                    $   35.6            --         $ (4.9)     $   30.7
    -----------------------------------------------------------------------------------------------------
     Operating earnings (losses) (1)                 $   83.2            --             --      $   83.2
     Unusual items (2)                                     --            --           (9.1)         (9.1)
     Realized capital gains, net of tax:                 11.1            --             --          11.1
    -----------------------------------------------------------------------------------------------------
     Income from continuing operations               $   94.3                       $ (9.1)     $   85.2
     Discontinued operations, net of tax
      Income from operations                               --         $55.9             --          55.9
    -----------------------------------------------------------------------------------------------------
     Net income (loss)                               $   94.3         $55.9         $ (9.1)     $  141.1
    =====================================================================================================

     (1) Operating earnings are comprised of net income excluding net realized capital gains and any unusual items.
     (2) Unusual items excluded from operating earnings represent $9.1 million after-tax corporate facilities and severance charges not directly allocable to the business segments.
     (3) Financial Services products include annuity contracts and Discontinued Operations include life insurance products. (Refer to Note 1)


13. Commitments and Contingent Liabilities


    Commitments
    -----------


    Through the normal course of investment operations, the Company commits to either purchase or sell securities or money market instruments at a specified future date and at a specified price or yield. The inability of counterparties to honor these commitments may result in either higher or lower replacement cost. Also, there is likely to be a change in the value of the securities underlying the commitments. At December 31, 1998 and 1997, the Company had commitments to purchase investments of $68.7 million and $38.7 million, respectively. The fair value of the investments at December 31, 1998 and 1997 approximated $68.9 million and $39.0 million, respectively.


    Litigation
    ----------


    The Company is involved in numerous lawsuits arising, for the most part, in the ordinary course of its business operations. While the ultimate outcome of litigation against the Company cannot be determined at this time, after consideration of the defenses available to the Company and any related reserves established, it is not expected to result in liability for amounts material to the financial condition of the Company, although it may adversely affect results of operations in future periods.

SAI.09515-99                                                 ALIAC Ed. May 1999

                       VARIABLE ANNUITY ACCOUNT B
                       PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits
   (a) Financial Statements:
      (1)   Included in Part A:
            Condensed Financial Information
      (2)   Included in Part B:
            Financial Statements of Variable Annuity Account B:
            -  Statement of Assets and Liabilities as of December 31, 1998
            - Statements of Operations and Changes in Net Assets for the years ended December 31, 1998 and 1997
            -  Condensed Financial Information for the year ended December 31,
               1998
            -  Notes to Financial Statements
            -  Independent Auditors' Report
            Financial Statements of the Depositor:
            -  Independent Auditors' Report
            - Consolidated Statements of Income for the years ended December 31, 1998, 1997 and 1996
            -  Consolidated Balance Sheets as of December 31, 1998 and 1997
            - Consolidated Statements of Changes in Shareholder's Equity for the years ended December 31, 1998, 1997 and 1996
            - Consolidated Statements of Cash Flows for the years ended December 31, 1998, 1997 and 1996
            -  Notes to Consolidated Financial Statements

   (b) Exhibits
      (1) Resolution of the Board of Directors of Aetna Life Insurance and Annuity Company establishing Variable Annuity Account B(1)
      (2)   Not applicable
      (3.1) Broker-Dealer Agreement(2)
      (3.2) Alternative Form of Wholesaling Agreement and Related
            Selling Agreement(3)
      (4.1) Variable Annuity Contract (A050SP96)(4)
      (4.2) Variable Annuity Contract (A050SP99)(5)
      (4.3) Endorsement SPIAE99 to Variable Annuity Contract A050SP99(5) (4.4) Endorsement SPIAEVW99 to Variable Annuity Contracts A050SP99
            and SPIA(GR)99(5)
      (4.5) Endorsement SPIAEW99 to Variable Annuity Contracts A050SP99
            and SPIA(GR)99(5)
      (4.6) Endorsement SPIAEVPG99 to Variable Annuity Contracts
            A050SP99 and SPIA(GR)99(5)

      (4.7)    Endorsement E401SP96 to Variable Annuity Contracts A050SP99
               and SPIA(GR)99(5)
      (4.8)    Endorsement E403SP96 to Variable Annuity Contracts A050SP99
               and SPIA(GR)99(5)
      (4.9)    Endorsement SPIA457-99 to Variable Annuity Contracts
               A050SP99 and SPIA(GR)99(5)
      (4.10)   Variable Annuity Contract (SPIA(GR)99)(5)
      (4.11)   Variable Annuity Contract Certificate (SPIA(GR)-99CERT)(5)
      (4.12)   Endorsement SPIAE(GR)99 to Variable Annuity Contract
               SPIA(GR)99 and Certificate SPIA(GR)-99CERT(5)
      (4.13)   Endorsement SPIAEVW(GR)99 to Variable Annuity Contract
               SPIA(GR)99 and Certificate SPIA(GR)-99CERT(5)
      (4.14)   Endorsement SPIAEW(GR)99 to Variable Annuity Contract
               SPIA(GR)99 and Certificate SPIA(GR)-99CERT(5)
      (4.15)   Endorsement SPIAEVPG(GR)99 to Variable Annuity Contract
               SPIA(GR)99 and Certificate SPIA(GR)-99CERT(5)
      (4.16)   Endorsement SPIAE401(GR)99 to Variable Annuity Contract
               SPIA(GR)99 and Certificate SPIA(GR)-99CERT(5)
      (4.17)   Endorsement SPIAE403(GR)99 to Variable Annuity Contract
               SPIA(GR)99 and Certificate SPIA(GR)-99CERT(5)
      (4.18)   Endorsement SPIAE457(GR)99 to Variable Annuity Contract
               SPIA(GR)99 and Certificate SPIA(GR)-99CERT(5)
      (4.19)   Endorsement SPIAEIRA(GR)99 to Variable Annuity Contract
               SPIA(GR)99 and Certificate SPIA(GR)-99CERT(5)
      (5.1)    Variable Annuity Contract Application (82941(2/99))(5)
      (5.2)    Variable Annuity Contract Application for New York
               (82950(2/99))(5)
      (6.1)    Certificate of Incorporation of Aetna Life Insurance and
               Annuity Company(6)
      (6.2)    Amendment to Certificate of Incorporation of Aetna Life
               Insurance and Annuity Company(7)
      (6.3)    By-Laws as amended September 17, 1997 of Aetna Life Insurance and
               Annuity Company(8)
      (7)      Not applicable
      (8.1)    Fund Participation Agreement between Aetna Life Insurance
               and Annuity Company and AIM dated June 30, 1998(9)
      (8.2)    Service Agreement between Aetna Life Insurance and Annuity
               Company and AIM effective June 30, 1998(9)
      (8.3)    Fund Participation Agreement by and among Aetna Life Insurance and Annuity Company and Aetna Variable Fund, Aetna Variable
               Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna
               GET Fund on behalf of each of its series, Aetna Generation
               Portfolios, Inc. on behalf of each of its series, Aetna Variable

               Portfolios, Inc. on behalf of each of its series, and Aeltus Investment Management, Inc. dated as of May 1, 1998(2)
      (8.4) Amendment dated November 9, 1998 to Fund Participation Agreement by and among Aetna Life Insurance and Annuity Company and Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series, Aetna Variable Portfolios, Inc. on behalf of each of its series, and Aeltus Investment Management, Inc. dated as of May 1, 1998(10)
      (8.5) Service Agreement between Aeltus Investment Management, Inc. and Aetna Life Insurance and Annuity Company in connection with the sale of shares of Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series, and Aetna Variable Portfolios, Inc. on behalf of each of its series dated as of May 1, 1998(2)
      (8.6) Amendment dated November 4, 1998 to Service Agreement between Aeltus Investment Management, Inc. and Aetna Life Insurance and Annuity Company in connection with the sale of shares of Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series and Aetna Variable Portfolios, Inc. on behalf of each of its series dated as of May 1, 1998(10)
      (8.7) Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996
               and March 1, 1996(7)
      (8.8) Fifth Amendment dated as of May 1, 1997 to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996 and March 1,
               1996(11)
      (8.9) Sixth Amendment dated November 6, 1997 to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996, March 1,
               1996 and May 1, 1997(12)
      (8.10) Seventh Amendment dated as of May 1, 1998 to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996, March 1, 1996, May 1, 1997 and November 6, 1997(2)

      (8.11)   Service Agreement between Aetna Life Insurance and Annuity
               Company and Fidelity Investments Institutional Operations Company
               dated as of November 1, 1995(13)
      (8.12)   Amendment dated January 1, 1997 to Service Agreement between
               Aetna Life Insurance and Annuity Company and Fidelity Investments
               Institutional Operations Company dated as of November 1, 1995(11)
      (8.13)   Service Contract between Fidelity Distributors Corporation and
               Aetna Life Insurance and Annuity Company dated May 2, 1997(10)
      (8.14)   Fund Participation Agreement among Janus Aspen Series and Aetna
               Life Insurance and Annuity Company and Janus Capital Corporation
               dated December 8, 1997(14)
      (8.15)   Amendment dated October 12, 1998 to Fund Participation Agreement among Janus Aspen Series and Aetna Life Insurance and Annuity
               Company and Janus Capital Corporation dated December 8, 1997(10)
      (8.16)   Service Agreement between Janus Capital Corporation and Aetna
               Life Insurance and Annuity Company dated December 8, 1997(14)
      (8.17)   Fund Participation Agreement dated March 11, 1997 between Aetna
               Life Insurance and Annuity Company and Oppenheimer Variable
               Annuity Account Funds and Oppenheimer Funds, Inc.(15)
      (8.18)   Service Agreement effective as of March 11, 1997 between
               Oppenheimer Funds, Inc. and Aetna Life Insurance and Annuity
               Company(15)
      (9)      Opinion and Consent of Counsel
      (10)     Consent of Independent Auditors
      (11)     Not applicable
      (12)     Not applicable
      (13)     Schedule for Computation of Performance Data(16)
      (14)     Not applicable
      (15.1)   Powers of Attorney(17)
      (15.2)   Authorization for Signatures(3)

1. Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-4 (File No. 33-75986), as filed on April 22, 1996.
2. Incorporated by reference to Registration Statement on Form N-4 (File No. 333-56297), as filed on June 8, 1998.
3. Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-4 (File No. 33-75986), as filed on April 12, 1996.
4. Incorporated by reference to Registration Statement on Form N-4 (File No. 333-09515), as filed on August 2, 1996.
5. Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement on Form N-4 (File No. 333-09515), as filed on April 20, 1999.
6. Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form S-1 (File No. 33-60477), as filed on April 15, 1996.

7. Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form N-4 (File No. 33-75964), as filed on February 11, 1997.

8. Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form N-4 (File No. 33-91846), as filed on October 30, 1997.

9. Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4 (File No. 333-56297), as filed on August 4, 1998.

10. Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-4 (File No. 333-56297), as filed on December 14, 1998.

11. Incorporated by reference to Post-Effective Amendment No. 30 to Registration Statement on Form N-4 (File No. 33-34370), as filed on September 29, 1997.

12. Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-4 (File No. 33-75964), as filed on February 9, 1998.

13. Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-4 (File No. 33-88720), as filed on June 28, 1996.

14. Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-4 (File No. 33-75992), as filed on December 31, 1997.

15. Incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement on Form N-4 (File No. 33-34370), as filed on April 16, 1997.

16. Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-4 (File No. 333-09515), as filed on April 9, 1998.

17. Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-4 (File No. 333-56297), as filed on February 25, 1999.

Item 25. Directors and Officers of the Depositor

Name and Principal
Business Address*                    Positions and Offices with Depositor
------------------                   ------------------------------------
Thomas J. McInerney                  Director and President

Shaun P. Mathews                     Director and Senior Vice President

Catherine H. Smith                   Director, Chief Financial Officer and
                                     Senior Vice President

Deborah Koltenuk                     Vice President, Treasurer and
                                     Corporate Controller

Therese M. Squillacote               Vice President and Chief Compliance
                                     Officer

Kirk P. Wickman                      Senior Vice President, General
                                     Counsel and Corporate Secretary


* The principal business address of all directors and officers listed is 151 Farmington Avenue, Hartford, Connecticut 06156.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

   Incorporated herein by reference to Item 24 of Post-Effective
Amendment No. 14 to Registration Statement on Form N-1A (File No.
33-12723), as filed on March 10, 1999.

Item 27. Number of Contract Owners

   As of March 31, 1999, there were 79,388 individuals holding interests in variable annuity contracts funded through Variable Annuity Account B.

Item 28. Indemnification

Section 21 of Public Act No. 97-246 of the Connecticut General Assembly (the "Act") provides that a corporation may provide indemnification of or advance expenses to a director, officer, employee or agent only as permitted by Sections 33-770 to 33-778, inclusive, of the Connecticut General Statutes, as amended by Sections 12 to 20, inclusive, of this Act. Reference is hereby made to Section 33-771(e) of the Connecticut General Statutes ("CGS") regarding indemnification of directors and Section 33-776(d) of CGS regarding indemnification of officers, employees and agents of Connecticut corporations. These statutes provide in general that Connecticut corporations incorporated prior to January 1, 1997 shall, except to the extent that their certificate of incorporation expressly provides otherwise, indemnify their directors, officers, employees and agents against "liability" (defined as the obligation to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses incurred with respect to a proceeding) when (1) a determination is made pursuant to Section 33-775 that the party seeking indemnification has met the standard of conduct set forth in Section 33-771 or
(2) a court has determined that indemnification is appropriate pursuant to
Section 33-774. Under Section 33-775, the determination of and the authorization for indemnification are made (a) by the disinterested directors, as defined in
Section 33-770(3); (b) by special counsel; (c) by the shareholders; or (d) in the case of indemnification of an officer, agent or employee of the corporation, by the general counsel of the corporation or such other officer(s) as the board of directors may specify. Also, Section 33-772 provides that a corporation shall indemnify an individual who was wholly successful on the merits or otherwise against reasonable expenses incurred by him in connection with a proceeding to which he was a party because he was a director of the corporation. In the case of a proceeding by or in the right of the corporation or with respect to conduct for which the director, officer, agent or employee was adjudged liable on the basis that he received a financial benefit to which he was not entitled, indemnification is limited to reasonable expenses incurred in connection with the proceeding against the corporation to which the individual was named a party.

The statute does specifically authorize a corporation to procure indemnification insurance on behalf of an individual who was a director, officer, employer or agent of the corporation. Consistent with the statute, Aetna Inc. has procured insurance from Lloyd's of London and several major United States excess insurers for its directors and officers and the directors and officers of its subsidiaries, including the Depositor.

Item 29. Principal Underwriter

  (a) In addition to serving as the principal underwriter and depositor for the Registrant, Aetna Life Insurance and Annuity Company (Aetna) also acts as the principal underwriter, only, for Aetna Variable Encore Fund, Aetna Variable Fund, Aetna Generation Portfolios, Inc., Aetna Income Shares, Aetna Balanced VP, Inc. (formerly Aetna Investment Advisers Fund, Inc.), Aetna GET Fund, and Aetna Variable Portfolios, Inc. and as the principal underwriter and investment adviser for Portfolio Partners, Inc. (all management investment companies registered under the Investment Company Act of 1940 (1940 Act)). Additionally, Aetna acts as the principal underwriter and depositor for Variable Life Account B of Aetna, Variable Annuity Account C of Aetna and Variable Annuity Account G of Aetna (separate accounts of Aetna registered as unit investment trusts under the 1940 Act). Aetna is also the principal underwriter for Variable Annuity Account I of Aetna Insurance Company of America (AICA) (a separate account of AICA registered as a unit investment trust under the 1940 Act).

   (b) See Item 25 regarding the Depositor.

   (c) Compensation as of December 31, 1998:

      (1)               (2)              (3)             (4)           (5)

Name of          Net Underwriting  Compensation
Principal        Discounts and     on Redemption     Brokerage
Underwriter      Commissions       or Annuitization  Commissions  Compensation*
-----------      -----------       ----------------  -----------  -------------

Aetna Life                            $684,000                     $42,930,000
Insurance and
Annuity Company

* Compensation shown in column 5 includes deductions for mortality and expense risk guarantees and contract charges assessed to cover costs incurred in the sales and administration of the contracts issued under Variable Annuity Account B.

Item 30. Location of Accounts and Records

   All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules under it relating to the securities described in and issued under this Registration Statement are located at the home office of the Depositor as follows:

               Aetna Life Insurance and Annuity Company
               151 Farmington Avenue
               Hartford, Connecticut  06156

Item 31. Management Services

   Not applicable

Item 32. Undertakings

   Registrant hereby undertakes:

   (a) to file a post-effective amendment to this registration statement on Form N-4 as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen months old for as long as payments under the variable annuity contracts may be accepted;

   (b) to include as part of any application to purchase a contract offered by a prospectus which is part of this registration statement on Form N-4, a space that an applicant can check to request a Statement of Additional Information; and

   (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

   (d) The Company hereby represents that it is relying upon and will comply with the provisions of Paragraphs (1) through (4) of the SEC Staff's No-Action Letter dated November 28, 1988 with respect to language concerning withdrawal restrictions applicable to plans established pursuant to Section 403(b) of the Internal Revenue Code. See American Counsel of Life Insurance; SEC No-Action Letter, [1988 WL 235221, *13 (S.E.C.)].

   (e) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

   (f) Aetna Life Insurance and Annuity Company represents that the fees and charges deducted under the contracts covered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

   As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Annuity Account B of Aetna Life Insurance and Annuity Company, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to its Registration Statement on Form N-4 (File No. 333-09515 ) and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 6th day of May, 1999.

                                    VARIABLE ANNUITY ACCOUNT B OF AETNA
                                    LIFE INSURANCE AND ANNUITY COMPANY
                                      (Registrant)

                                By: AETNA LIFE INSURANCE AND ANNUITY
                                    COMPANY
                                      (Depositor)

                                By: Thomas J. McInerney*
                                    ------------------------------------------
                                    Thomas J. McInerney
                                    President

   As required by the Securities Act of 1933, this Post-Effective
Amendment No. 8 to the Registration Statement on Form N-4 (File No. 333-09515 ) has been signed by the following persons in the capacities and on the dates indicated.

Signature                  Title                                           Date
---------                  -----                                           ----
Thomas J. McInerney*       Director and President                     )
-------------------------- (principal executive officer)              )
Thomas J. McInerney                                                   )
                                                                      )
Shaun P. Mathews*          Director                                   ) May
--------------------------                                            )
Shaun P. Mathews                                                      ) 6, 1999
                                                                      )
Catherine H. Smith*        Director and Chief Financial Officer       )
--------------------------                                            )
Catherine H. Smith                                                    )
                                                                      )
Deborah Koltenuk*          Vice President, Treasurer and Corporate    )
-------------------------- Controller                                 )
Deborah Koltenuk                                                      )

By:    /s/ J. Neil McMurdie
       -----------------------------------------
      J. Neil McMurdie
      *Attorney-in-Fact

                       VARIABLE ANNUITY ACCOUNT B
                             Exhibit Index

Exhibit No.     Exhibit
-----------     -------
99-B.9          Opinion and Consent of Counsel               ---------

99-B.10         Consent of Independent Auditors              ---------